United States
Securities and Exchange Commission
Washington D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2007

MTS Medication Technologies, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	001-31578	59-2740462

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code):  (727) 576-6311

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-42(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On June 11, 2007, the Board of Directors of MTS Medication Technologies, Inc. (“MTS”) unanimously adopted Amended and Restated Bylaws. Various provisions of MTS’s former Bylaws were either revised, reworded or new provisions were adopted to update the former Bylaws for changes in the Delaware General Corporation Law (the “DGCL”), to enhance the readability of the Bylaws and to clarify certain former Bylaw provisions. The Amended and Restated Bylaws became effective immediately upon their adoption by the Board. A description of the changes to the former Bylaws is provided below.

        The Board of Directors amended and restated in its entirety the title of MTS’s Bylaws to read “Amended and Restated Bylaws of MTS Medication Technologies, Inc.” Previously, MTS’s Bylaws title read “Bylaws of Medical Technology Systems, Inc., formerly Southwest Resources, Inc.”

        Article II, Section 2.04 was amended to permit written or printed notice of the annual or any special meeting of the stockholders by any electronic means consented to by the stockholders and permissible under the DGCL. Previously, MTS’s Bylaws provided that the notice of the annual or any special meeting of the stockholders be delivered to the stockholders either personally or by mail.

        Article VII, Section 7.01 was amended to allow for the issuance of uncertificated shares, as provided for in the DGCL. MTS’s Bylaws previously provided for the issuance of its shares in certificated form only. The amendment was adopted to permit the implementation of a book-entry direct registration system.

        Article VIII was amended and restated in its entirety to permit certain directors, officers, employees or agents of MTS to be indemnified to the fullest extent authorized by the DGCL. Article VIII of the Bylaws was amended to enhance the readability of the Bylaws and to clarify certain former Bylaw provisions.

        The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference into this Item 5.03. A copy of the Amended and Restated Bylaws marked to show changes to the former Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01      Financial Statements and Exhibits

                       (d)     Exhibits.

EXHIBIT	DESCRIPTION

3.1	Amended and Restated Bylaws of MTS Medication Technologies, Inc.

3.2	Amended and Restated Bylaws of MTS Medication Technologies, Inc. marked to show changes to the former Bylaws.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS Medication Technologies, Inc.
(Registrant)

Date: June 15, 2007	By:	/s/ Michael P. Conroy
Michael P. Conroy
Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

3.1	Amended and Restated Bylaws of MTS Medication Technologies, Inc.

3.2	Amended and Restated Bylaws of MTS Medication Technologies, Inc. marked to show changes to the former Bylaws.